UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2021 (April 14, 2021)

CoreCivic, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

(615) 263-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 14, 2021, CoreCivic, Inc., a Maryland corporation (the “Company”), completed an underwritten public offering of $450.0 million aggregate principal amount of 8.25% senior unsecured notes due 2026 (the “Notes”), which are fully and unconditionally guaranteed, on a senior unsecured basis, by the Guarantors (as defined below) (the “Guarantees”).

The terms of the Notes are governed by an indenture, dated as of September 25, 2015 (the “Base Indenture”), by and between the Company, as issuer, and Regions Bank (as successor to U.S. Bank National Association), as trustee (the “Trustee”), as amended and supplemented by the third supplemental indenture dated as of April 14, 2021 (the “Supplemental Indenture”), by and among the Company, the Trustee, and the subsidiary guarantors set forth therein (the “Guarantors”). As set forth in the Supplemental Indenture, interest on the Notes will be payable semi-annually in cash in arrears on April 15 and October 15 of each year, beginning October 15, 2021 and will mature on April 15, 2026.

The Notes are general unsecured senior obligations of the Company, ranking equal in right of payment with existing and future senior unsecured indebtedness, including $250 million principal amount of 5.00% senior notes due 2022, $350 million principal amount of 4.625% senior notes due 2023, and $250 million principal amount of 4.75% senior notes due 2027. The Notes are effectively junior to all of our existing and future secured indebtedness, including amounts outstanding under our credit facilities, to the extent of the value of the collateral securing such indebtedness. The Guarantees rank equally in right of payment with the applicable Guarantor’s existing and future senior unsecured indebtedness and senior in right of payment to any future subordinated indebtedness of such Guarantor. The Guarantees are effectively junior to any secured indebtedness of any Guarantor, including guarantees of our credit facilities, to the extent of the value of the assets securing such indebtedness. The Notes are structurally junior to all indebtedness and other obligations of the Company’s subsidiaries that do not guarantee the Notes.

At any time before April 15, 2024, the Notes are redeemable at our election, in whole or in part, at a redemption price equal to the greater of:

(1) 100% of the aggregate principal amount of the Notes to be redeemed; and

(2) as determined by an Independent Investment Banker (as defined in the Supplemental Indenture), the sum of the present values as of such redemption date of (i) the redemption price of the Notes on April 15, 2024 (set forth in the immediately following paragraph) and (ii) the remaining scheduled payments of interest on the Notes to be redeemed through April 15, 2024 (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the Supplemental Indenture) for the Notes, plus 50 basis points;

plus, in either of the above cases, accrued and unpaid interest to the date of redemption on the Notes to be redeemed.

On or after April 15, 2024, the Notes are redeemable at our election, in whole or in part, at the redemption prices (expressed as percentages of the principal amount thereof) set forth below, plus accrued and unpaid interest thereon to, but not including, the redemption date, if redeemed during the 12-month period beginning on April 15 of each of the years indicated below:

Year	Percentage
2024	104.125%
2025 and thereafter	100.000%

If the optional redemption date is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the person in whose name the Note is registered at the close of business on such record date.

Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. Notes called for redemption become due on the date fixed for redemption.

If we experience certain kinds of changes of control, we must offer to purchase the Notes at a redemption price equal to 101% of the principal amount, plus any accrued and unpaid interest if any, to the date of purchase.

The Supplemental Indenture contains covenants that limit, among other things, our ability and the ability of some of our subsidiaries to: (i) incur indebtedness; (ii) pay dividends, prepay indebtedness ranking junior to the Notes or make investments; (iii) incur certain liens; and (iv) consolidate, merge or transfer all or substantially all of our assets.

The foregoing description of the Base Indenture and the Supplemental Indenture, including the Form of 8.25% Note due 2026 attached thereto, does not purport to be complete and each such description is qualified in its entirety by reference to the Base Indenture, the Supplemental Indenture and the Form of 8.25% Note due 2026, as applicable, copies of which are filed as Exhibit 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

Certain legal opinions relating to the legality of the Notes and the Guarantees are attached as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

4.1
Indenture, dated as of September 25, 2015, by and between the Company and Regions Banks, successor-in-interest to U.S. Bank National Association, as Trustee (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 25, 2015 and incorporated herein by this reference).

4.2	Third Supplemental Indenture, dated as of April 14, 2021, by and among the Company, certain subsidiary guarantors and Regions Bank, as Trustee.

4.3	Form of 8.25% Note due 2026 (included in Exhibit 4.2).

5.1	Opinion of Bass, Berry & Sims PLC.

5.2	Opinion of Miles & Stockbridge P.C., as to matters of Maryland law.

5.3	Opinion of Brownstein Hyatt Farber Schreck, LLP, as to matters of Nevada law.

5.4	Opinion of Brownstein Hyatt Farber Schreck, LLP, as to matters of Colorado law.

5.5	Opinion of Brownstein Hyatt Farber Schreck, LLP, as to matters of California law.

5.6	Opinion of McAfee & Taft, as to matters of Oklahoma law.

5.7	Opinion of Liechty, McGinnis, Berryman & Bowen, LLP, as to matters of Texas law.

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1).

23.2	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.2).

23.3	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.3, 5.4 and 5.5).

23.4	Consent of McAfee & Taft (included in Exhibit 5.6).

23.5	Consent of Liechty, McGinnis, Berryman & Bowen, LLP (included in Exhibit 5.7).

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 14, 2021	CORECIVIC, INC.

	By:	/s/ David Garfinkle
David Garfinkle
Executive Vice President and Chief Financial Officer